Prospectus Supplement — April 29, 2013 to the Prospectus, as supplemented, of the following fund:

Fund	Prospectus Dated
Columbia Seligman Communications and Information Fund	October 1, 2012

The adjourned Special Meeting of Shareholders held on April 26, 2013 to consider a proposal to change the classification of Columbia Seligman Communications and Information Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Investment Company Act of 1940, was adjourned to 1:00 p.m. (Eastern Time) on May 13, 2013 at 225 Franklin Street (Room 3200 on the 32nd floor), Boston, Massachusetts 02110. The adjournment will provide additional time for further solicitation of this proposal.

Shareholders should retain this Supplement for future reference.

SL-9907-8 A (4/13)